Business Combinations	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Business Combinations

Note 2. Business Combinations

On July 1, 2016, Parkway completed its merger with Grayson and Cardinal. Parkway had no material assets or liabilities and did not conduct any business prior to consummation of the merger except to perform its obligations under the merger agreement. As such, Grayson was considered the acquiring entity in this business combination for accounting purposes. Under the terms of the merger agreement, each share of Grayson common stock was converted to the right to receive 1.76 shares of common stock of Parkway, while each share of Cardinal common stock was converted to the right to receive 1.30 shares of common stock of Parkway. There was no trading market and no market price for Parkway common stock on the date of the transaction. Parkway was quoted on the OTC Markets and began trading on August 31, 2016; however, Parkway was a new company and the stock was thinly traded. Grayson, as the accounting acquirer at the time of the merger, was also thinly traded and the limited number of shares traded prior to the acquisition were not considered indicative of trading value. Due to the limited trading history of Parkway and Grayson, the Company engaged a third party to determine the value of the transaction as well as the value of the consideration paid to Cardinal as a result of the transaction. The Company also engaged a third party to calculate fair values of all assets and liabilities acquired in the transaction. These valuations were subject to review and refinement for up to one year following the merger date, however so subsequent valuation adjustments were made.

The following table presents the Cardinal assets acquired and liabilities assumed as of July 1, 2016 as well as the related fair value adjustments and determination of purchase gain.

(dollars in thousands)	As Reported by Cardinal	Fair Value Adjustments		As Reported by Parkway
Assets
Cash and cash equivalents	$11,698	$—		$11,698
Investment securities	59,327	(322	)(a)	59,005
Restricted equity securities	1,308	—		1,308
Loans	164,044	(6,192	)(b)	157,852
Allowance for loan losses	(2,123)	2,123	(c)	—
Cash value of life insurance	6,714	—		6,714
Property and equipment	5,384	1,039	(d)	6,423
Intangible assets	—	2,469	(e)	2,469
Accrued interest receivable	539	-		539
Other assets	2,450	4,677	(f)	7,127

Total assets acquired	$249,341	$3,794		$253,135

Liabilities
Deposits	$218,671	$602	(g)	$219,273
Borrowings	8,000	—	(h)	8,000
Accrued interest payable	35	—		35
Other liabilities	1,289	147	(i)	1,436

Total liabilities acquired	$227,995	$749		$228,744

Net assets acquired				24,391
Total consideration paid				23,500

Purchase gain				$891

Explanation of fair value adjustments:

(a)	Reflects the opening fair value of securities portfolio, which was established as the new book basis of the portfolio.

(b)	Reflects the fair value adjustment based on the Company’s third party valuation report.

(c)	Existing allowance for loan losses eliminated to reflect accounting guidance.

(d)	Estimated adjustment to Cardinal’s real property based upon third-party appraisals and the Company’s evaluation of equipment and other fixed assets.

(e)	Reflects the recording of the estimated core deposit intangible based on the Company’s third party valuation report.

(f)	Recording of deferred tax asset generated by the net fair value adjustments (tax rate = 34%). Also recognizes partial reversal of Cardinal’s deferred tax asset valuation allowance.

(g)	Estimated fair value adjustment to time deposits based on the Company’s third party evaluation report on deposits assumed.

(h)	Cardinal’s borrowings were overnight borrowings and carried at fair value therefore no adjustment was required.

(i)	Reflects the fair value adjustment based on the Company’s evaluation of acquired other liabilities.

The merger was accounted for under the acquisition method of accounting. The assets and liabilities of Cardinal were recorded at their estimated fair values and added to those of Grayson for periods following the merger date. Valuations of acquired Cardinal assets and liabilities were subject to refinement for up to one year following the merger date.

There are two methods to account for acquired loans as part of a business combination. Acquired loans that contain evidence of credit deterioration on the date of purchase are carried at the net present value of expected future proceeds in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 310-30. All other acquired loans are recorded at their initial fair value, adjusted for subsequent advances, pay downs, amortization or accretion of any premium or discount on purchase, charge-offs and any other adjustment to carrying value in accordance with ASC 310-20.

Due to the limited trading history of Parkway and Grayson, the Company engaged a third party to determine the value of the transaction as well as the value of the consideration paid to Cardinal as a result of the transaction. The determined value of consideration received by Cardinal, when compared to the fair value of the net assets acquired from Cardinal, resulted in a bargain purchase gain of $891 thousand. The determined value of consideration received by Cardinal represented a premium when compared to the market price of Parkway stock, which was not publicly traded on the date of the merger. The premium results from enhanced cash flows and a lower required rate of return which are expected to be realized by Parkway, as compared to Grayson or Cardinal on a standalone basis. The merger of Grayson and Cardinal is expected to increase loan revenues due to an increased legal lending limit and expanded market area. Fee income is also expected to increase due to the larger deposit population. Significant cost savings are expected to be realized, particularly in the areas of salaries and benefits, data processing fees, and professional fees. A lower required rate of return is anticipated due to increased access to capital and an expected increase in liquidity of shares due to higher trading volumes.

The following table presents the assets and liabilities of Parkway and Grayson prior to the merger, the estimated fair value of Cardinal assets acquired and liabilities assumed, and the resulting estimated balance sheet of Parkway immediately following the merger on July 1, 2016.

(dollars in thousands)	Pre-Merger Parkway	Pre-Merger Grayson	Cardinal Acquired	Post-Merger Parkway
Assets
Cash and cash equivalents	$—	$13,117	$11,698	$24,815
Investment securities	—	33,847	59,005	92,852
Restricted equity securities	—	971	1,308	2,279
Loans	—	244,800	157,852	402,652
Allowance for loan losses	—	(3,309)	-	(3,309)
Cash value of life insurance	—	10,122	6,714	16,836
Foreclosed assets	—	95	-	95
Property and equipment	—	11,548	6,423	17,971
Goodwill and other intangible assets	—	-	2,469	2,469
Accrued interest receivable	—	1,253	539	1,792
Other assets	—	5,044	7,127	12,171

Total assets	$—	$317,488	$253,135	$570,623

Liabilities
Deposits	$—	$274,265	$219,273	$493,538
Borrowings	—	10,000	8,000	18,000
Accrued interest payable	—	96	35	131
Other liabilities	—	1,146	1,436	2,582

Total liabilities	$—	$285,507	$228,744	$514,251

Shareholders’ Equity	$—	$31,981	$24,391	$56,372

Supplemental Pro Forma Information (dollars in thousands except per share data)

The table below presents supplemental pro forma information as if the Cardinal acquisition had occurred at the beginning of the earliest period presented, which was January 1, 2016. Pro forma results include adjustments for amortization and accretion of fair value adjustments and do not include any projected cost savings or other anticipated benefits of the merger. Therefore, the pro forma financial information is not indicative of the results of operations that would have occurred had the transactions been effected on the assumed date. Pre-tax merger-related costs of $1.5 million are included in the Company’s consolidated statements of operations for the year ended December 31, 2016, and are not included in the pro forma information below.

Year Ended December 31, 2016
(unaudited)
Net interest income	$19,620
Net income (a)	$2,935
Basic and diluted weighted average shares outstanding (b)	5,021,376
Basic and diluted earnings per common share	$0.58

(a)	Supplemental pro forma net income includes the impact of certain fair value adjustments. Supplemental pro forma net income does not include assumptions on cost savings or the impact of merger-related expenses.
(b)	Weighted average shares outstanding includes the full effect of the common stock issued in connection with the Cardinal acquisition as of the earliest reporting date.

From the acquisition date of July 1, 2016 through December 31, 2016, Cardinal recorded actual net interest income of $3.5 million, non-interest income of $415 thousand, and net income of $133 thousand. These results do not include adjustments for amortization and accretion of fair value adjustments resulting from the application of purchase accounting guidance.